UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/22/2013

GEOSPACE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On February 22, 2013, Geospace Technologies Corporation (the "Company") entered into a Third Amendment (the "Third Amendment") to the Loan Agreement dated as of March 2, 2011, by and among the Company, as borrower, certain of the Company's subsidiaries, as guarantors, and The Frost National Bank, as lender (the "2011 Loan Agreement"), and a Note Modification, Renewal and Extension Agreement (the "Note Extension") relating to the Third Amendment. The Third Amendment modifies the 2011 Loan Agreement to reflect the new legal names and internal structure of the Company and the subsidiary guarantors following the Company's internal subsidiary restructuring. In addition, the Third Amendment adds swap agreements entered into by the Company or any subsidiary guarantor with the lender to the definition of Loan Documents and adds the debt arising under such swap agreements to the definition of ;Indebtedness,' as a result of which (among other things) the obligations of the Company under such swap agreements are supported by the collateral pledged in favor of the lender pursuant to the 2011 Loan Agreement. The Note Extension extends the maturity date of the Revolving Promissory Note executed in connection with the 2011 Loan Agreement to March 2, 2015.

In addition, the Third Amendment modifies the definition of the terms Indebtedness and Loan Documents as used in the 2011 Loan Agreement to include various hedge and exchange agreements. The Note Extension extends the maturity date of the 2011 Loan Agreement to March 2, 2015.

The above description of the Third Amendment and Note Extension are qualified in their entirety by reference to the complete text of the same, filed as Exhibit 10.1 and Exhibit 10.2, respectively, attached hereto, which are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 Third Amendment to Loan Agreement dated February 22, 2013 by and among Geospace Technologies Corporation, as borrower, certain subsidiaries of Geospace Technologies Corporation, as guarantors, and Frost Bank, as lender.
Exhibit 10.2 Note Modification, Renewal and Extension Agreement dated February 22, 2013 by and between Frost Bank and Geospace Technologies Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: February 27, 2013	By:	/s/ James Y'Barbo
James Y'Barbo
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.2	Note Modification, Renewal and Extension Agreement dated February 22, 2013, by and between Frost Bank and Geospace Technologies Corporation.
EX-10.1
Third Amendment to Loan Agreement dated February 22, 2013 by and among Geospace Technologies Corporation, as borrower, certain subsidiaries of Geospace Technologies Corporation, as guarantors, and Frost Bank, as lender.